Exhibit 99.1
Fabrinet Announces Fourth Quarter and Fiscal Year 2024 Financial Results
•Record Fourth Quarter Revenue and Earnings Per Share Exceed Guidance
BANGKOK, Thailand – August 19, 2024 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its fourth quarter and fiscal year ended June 28, 2024.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “Our strong fourth quarter results capped a remarkable fiscal year, representing our fourth quarter in a row of record revenue, and record earnings per share, both of which were above our guidance ranges. We remain optimistic about our future, with numerous drivers that position us to extend our track record of success into fiscal year 2025.”
Fourth Quarter Fiscal Year 2024 Financial Highlights
GAAP Results
•Revenue for the fourth quarter of fiscal year 2024 was $753.3 million, compared to $655.9 million for the fourth quarter of fiscal year 2023.
•GAAP net income for the fourth quarter of fiscal year 2024 was $81.1 million, compared to $60.8 million for the fourth quarter of fiscal year 2023.
•GAAP net income per diluted share for the fourth quarter of fiscal year 2024 was $2.22, compared to $1.65 for the fourth quarter of fiscal year 2023.
Non-GAAP Results
•Non-GAAP net income for the fourth quarter of fiscal year 2024 was $88.0 million, compared to $68.4 million for the fourth quarter of fiscal year 2023.
•Non-GAAP net income per diluted share for the fourth quarter of fiscal year 2024 was $2.41, compared to $1.86 for the fourth quarter of fiscal year 2023.
Fiscal Year 2024 Financial Highlights
GAAP Results
•Revenue for fiscal year 2024 was $2.88 billion, compared to $2.65 billion for fiscal year 2023.
•GAAP net income for fiscal year 2024 was $296.2 million, compared to $247.9 million for fiscal year 2023.
•GAAP net income per diluted share for fiscal year 2024 was $8.10, compared to $6.73 for fiscal year 2023.
Non-GAAP Results
•Non-GAAP net income for fiscal year 2024 was $324.6 million, compared to $282.7 million for fiscal year 2023.
•Non-GAAP net income per diluted share for fiscal year 2024 was $8.88, compared to $7.67 for fiscal year 2023.

Share Repurchase Program Expanded
Fabrinet also announced that its Board of Directors has approved an expansion of its share repurchase program, authorizing the repurchase of up to an additional $139.5 million of Fabrinet’s ordinary shares. The addition brings the aggregate authorization under Fabrinet’s existing share repurchase program to $434.3 million, with $200.0 million currently remaining.

Business Outlook
Based on information available as of August 19, 2024, Fabrinet is issuing guidance for its first fiscal quarter ending September 27, 2024, as follows:
•Fabrinet expects first quarter revenue to be in the range of $760 million to $780 million.
•GAAP net income per diluted share is expected to be in the range of $2.10 to $2.17, based on approximately 36.5 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $2.33 to $2.40, based on approximately 36.5 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Fourth Quarter Fiscal Year 2024 Financial Results Call
When:	August 19, 2024
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism that numerous drivers position us to extend our track record of success into fiscal year 2025; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the first quarter of fiscal year 2025. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on May 7, 2024. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; amortization of intangibles; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.
Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	June 28, 2024	June 30, 2023
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$409,973	$231,368
Short-term investments	448,630	319,100
Trade accounts receivable, net of allowance for expected credit losses of $1,629 and $965, respectively	592,452	531,767
Inventories	463,206	519,576
Prepaid expenses	10,620	7,849
Other current assets	87,810	42,880
Total current assets	2,012,691	1,652,540
Non-current assets
Property, plant and equipment, net	307,240	310,350
Intangibles, net	2,321	2,394
Operating right-of-use assets	5,336	1,634
Deferred tax assets	10,446	12,095
Other non-current assets	485	635
Total non-current assets	325,828	327,108
Total Assets	$2,338,519	$1,979,648
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$—	$12,156
Trade accounts payable	441,835	381,129
Fixed assets payable	14,380	13,526
Operating lease liabilities, current portion	1,355	1,201
Income tax payable	3,937	6,024
Accrued payroll, bonus and related expenses	22,116	23,748
Accrued expenses	19,916	20,447
Other payables	54,403	23,654
Total current liabilities	557,942	481,885
Non-current liabilities
Deferred tax liability	4,895	4,799
Operating lease liabilities, non-current portion	3,635	66
Severance liabilities	24,093	22,159
Other non-current liabilities	2,209	2,081
Total non-current liabilities	34,832	29,105
Total Liabilities	592,774	510,990
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of June 28, 2024 and June 30, 2023)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,457,462 shares and 39,284,176 shares issued as of June 28, 2024 and June 30, 2023, respectively; and 36,145,242 shares and 36,183,682 shares outstanding as of June 28, 2024 and June 30, 2023, respectively)	395	393
Additional paid-in capital	222,044	206,624
Less: Treasury shares (3,312,220 shares and 3,100,494 shares as of June 28, 2024 and June 30, 2023, respectively)	(234,323)	(194,833)
Accumulated other comprehensive income (loss)	(3,141)	(8,115)
Retained earnings	1,760,770	1,464,589
Total Shareholders’ Equity	1,745,745	1,468,658
Total Liabilities and Shareholders’ Equity	$2,338,519	$1,979,648

FABRINET
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended		Year Ended
(in thousands of U.S. dollars, except per share data)	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
	(unaudited)	(unaudited)	(unaudited)
Revenues	$753,261	$655,871	$2,882,967	$2,645,237
Cost of revenues	(660,812)	(573,576)	(2,526,849)	(2,308,964)
Gross profit	92,449	82,295	356,118	336,273
Selling, general and administrative expenses	(19,108)	(19,869)	(78,481)	(77,673)
Restructuring and other related costs	(32)	(1,024)	(32)	(6,896)
Operating income	73,309	61,402	277,605	251,704
Interest income	11,049	4,024	33,204	11,234
Interest expense	(17)	(293)	(124)	(1,472)
Foreign exchange gain (loss), net	407	1,911	382	(1,211)
Other income (expense), net	227	19	287	(159)
Income before income taxes	84,975	67,063	311,354	260,096
Income tax expense	(3,909)	(6,277)	(15,173)	(12,183)
Net income	81,066	60,786	296,181	247,913
Other comprehensive income (loss), net of tax
Change in net unrealized gain (loss) on available-for-sale securities	(55)	971	2,100	2,739
Change in net unrealized gain (loss) on derivative instruments	1,499	(2,894)	2,561	1,541
Change in net retirement benefits plan – prior service cost	59	135	330	473
Change in foreign currency translation adjustment	14	(46)	(17)	(75)
Total other comprehensive income (loss), net of tax	1,517	(1,834)	4,974	4,678
Net comprehensive income	$82,583	$58,952	$301,155	$252,591
Earnings per share
Basic	$2.24	$1.67	$8.17	$6.79
Diluted	$2.22	$1.65	$8.10	$6.73
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,150	36,337	36,246	36,515
Diluted	36,533	36,737	36,564	36,855

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
(in thousands of U.S. dollars)	June 28, 2024	June 30, 2023
	(unaudited)
Cash flows from operating activities
Net income	$296,181	$247,913
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	49,017	43,832
Non-cash restructuring charges and other related costs	—	2,201
(Gain) loss on disposal and impairment of property, plant and equipment	62	(1,506)
(Gain) loss from sales and maturities of available-for-sale securities	(1)	92
Amortization of discount (premium) of short-term investments	(3,399)	280
(Reversal of) allowance for expected credit losses	664	(307)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	(849)	175
Amortization of fair value at hedge inception of interest rate swaps	(220)	(587)
Share-based compensation	28,374	28,127
Deferred income tax	1,672	(3,484)
Other non-cash expenses	311	632
Changes in operating assets and liabilities
Trade accounts receivable	(61,279)	(76,917)
Inventories	56,370	37,449
Other current assets and non-current assets	(46,715)	(13,568)
Trade accounts payable	60,040	(58,596)
Income tax payable	(1,960)	2,977
Severance liabilities	2,771	3,753
Other current liabilities and non-current liabilities	32,107	844
Net cash provided by operating activities	413,146	213,310
Cash flows from investing activities
Purchase of short-term investments	(435,905)	(217,005)
Proceeds from sales of short-term investments	40,000	30,179
Proceeds from maturities of short-term investments	271,877	150,252
Purchase of property, plant and equipment	(47,528)	(61,360)
Purchase of intangibles	(889)	(911)
Proceeds from disposal of property, plant and equipment	2,694	128
Net cash used in investing activities	(169,751)	(98,717)
Cash flows from financing activities
Repayment of long-term borrowings	(12,188)	(15,233)
Repayment of finance lease liability	—	(9)
Repurchase of ordinary shares	(39,490)	(47,575)
Withholding tax related to net share settlement of restricted share units	(13,175)	(18,167)
Net cash used in financing activities	(64,853)	(80,984)
Net increase (decrease) in cash, cash equivalents and restricted cash	$178,542	$33,609
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$231,368	$198,365
Increase (decrease) in cash, cash equivalents and restricted cash	178,542	33,609
Effect of exchange rate on cash, cash equivalents and restricted cash	63	(606)
Cash, cash equivalents and restricted cash at the end of period	$409,973	$231,368
Non-cash investing and financing activities
Construction, software and equipment related payables	$14,380	$13,526

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

Supplemental disclosures	Year Ended
(in thousands of U.S. dollars)	June 28, 2024	June 30, 2023
	(unaudited)
Cash paid for
Interest	$312	$2,377
Taxes	$16,452	$14,158
Cash received for interest	$29,783	$11,048
Non-cash investing and financing activities
Construction, software and equipment related payables	$14,380	$13,526

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended				Year Ended
(in thousands of U.S. dollars, except share data)	June 28, 2024		June 30, 2023		June 28, 2024		June 30, 2023
Revenues	$753,261		$655,871		$2,882,967		$2,645,237

Gross profit (GAAP)	$92,449	12.3%	$82,295	12.5%	$356,118	12.4%	$336,273	12.7%
Share-based compensation expenses	1,776		1,636		7,203		6,664
Gross profit (Non-GAAP)	$94,225	12.5%	$83,931	12.8%	$363,321	12.6%	$342,937	13.0%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended				Year Ended
(in thousands of U.S. dollars, except share data)	June 28, 2024		June 30, 2023		June 28, 2024		June 30, 2023
Revenues	$753,261		$655,871		$2,882,967		$2,645,237

Operating profit (GAAP)	$73,309	9.7%	$61,402	9.4%	$277,605	9.6%	$251,704	9.5%
Share-based compensation expenses	6,934		6,572		28,374		27,603
Restructuring and other related costs	32		1,024		32		6,896
Amortization of intangibles	—		—		—		224
Operating profit (Non-GAAP)	$80,275	10.7%	$68,998	10.5%	$306,011	10.6%	$286,427	10.8%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended				Year Ended
	June 28, 2024		June 30, 2023		June 28, 2024		June 30, 2023
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$81,066	$2.22	$60,786	$1.65	$296,181	$8.10	$247,913	$6.73
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,776	0.05	1,636	0.05	7,203	0.20	6,664	0.18
Total related to gross profit	1,776	0.05	1,636	0.05	7,203	0.20	6,664	0.18
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,158	0.14	4,936	0.13	21,171	0.58	20,939	0.57
Amortization of intangibles	—	—	—	—	—	—	224	0.01
Total related to selling, general and administrative expenses	5,158	0.14	4,936	0.13	21,171	0.58	21,163	0.58
Related to other income and expense:
Restructuring and other related costs	32	0.00	1,024	0.03	32	0.00	6,896	0.18
Amortization of deferred debt issuance costs	8	0.00	8	0.00	32	0.00	32	0.00
Total related to other income and expense	40	0.00	1,032	0.03	64	0.00	6,928	0.18
Total related to net income & EPS	6,974	0.19	7,604	0.21	28,438	0.78	34,755	0.94
Non-GAAP measures	$88,040	$2.41	$68,390	$1.86	$324,619	$8.88	$282,668	$7.67
Shares used in computing diluted net income per share
GAAP diluted shares		36,533		36,737		36,564		36,855
Non-GAAP diluted shares		36,533		36,737		36,564		36,855

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended		Year Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
Net cash provided by operating activities	$83,062	$71,088	$413,146	$213,310
Less: Purchase of property, plant and equipment	(12,703)	(17,938)	(47,528)	(61,360)
Non-GAAP free cash flow	$70,359	$53,150	$365,618	$151,950

FABRINET
GUIDANCE FOR QUARTER ENDING SEPTEMBER 27, 2024
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$2.10 to $2.17
Related to cost of revenues:
Share-based compensation expenses	0.07
Total related to gross profit	0.07
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.15
Severance payment and others	0.01
Total related to selling, general and administrative expenses	0.16
Total related to net income & EPS	0.23
Non-GAAP net income per diluted share	$2.33 to $2.40